GENERAL AND ADMINISTRATIVE	12 Months Ended
Dec. 31, 2012
GENERAL AND ADMINISTRATIVE
GENERAL AND ADMINISTRATIVE

16. GENERAL AND ADMINISTRATIVE

  As a result of a kitchen fire at the Meadowbank mine in March 2011, the Company recognized a loss on disposal of the kitchen of $6.9 million, incurred related costs of $7.4 million and recognized an insurance receivable of $11.2 million. The difference of $3.1 million was recognized in the general and administrative line item of the consolidated statements of income (loss) and comprehensive income (loss) in the first quarter of 2011.

  During the subsequent months of 2011, the Company received $2.4 million of insurance proceeds and had a remaining insurance receivable of $8.8 million recorded in the other current assets line item of the consolidated balance sheets as at December 31, 2011. During the year ended December 31, 2012, the Company received $2.2 million of insurance proceeds and had a remaining insurance receivable of $6.6 million as at December 31, 2012.